FIRST AMENDMENT TO
SIXTH AMENDED AND RESTATED
LOAN AND SERVICING AGREEMENT
THIS FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED LOAN AND SERVICING AGREEMENT, dated as of September 9, 2019 (this “Amendment”), is entered into among PROSPECT CAPITAL FUNDING LLC, a Delaware limited liability company (the “Borrower”), the Lenders (as defined in the Loan Agreement referred to below) and KEYBANK NATIONAL ASSOCIATION (“KeyBank”), in its capacity as facility agent for the Lenders (in such capacity, the “Facility Agent”).
PRELIMINARY STATEMENTS
Reference is made to that certain Sixth Amended and Restated Loan and Servicing Agreement, dated as of August 1, 2018 (as amended, supplemented or otherwise modified as of the date hereof and immediately prior to the effectiveness of this Amendment, the “Loan Agreement”), among the Borrower, Prospect Capital Corporation, as Servicer, the Lenders party thereto, the Managing Agents party thereto, U.S. Bank National Association, as Calculation Agent, Paying Agent and Documentation Agent, the Facility Agent, and KeyBank, as Syndication Agent, Structuring Agent, Sole Lead Arranger and Sole Bookrunner. Unless otherwise defined herein, terms used herein shall have the meanings assigned in the Loan Agreement.
The parties hereto have agreed to amend the Loan Agreement on the terms and conditions set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Amendments to Loan Agreement. Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Loan Agreement is hereby amended as follows:
(a)    Clause (ix) of the definition of “Eligible Loan” contained in Annex I to the Loan Agreement is hereby amended and restated in its entirety to read as follows:
(ix)    the Loan, together with the related Loan Documents, is fully assignable to the Borrower, the Facility Agent and any transferee of the Facility Agent (in each case subject only to (A) the right of the applicable Obligor to consent to the assignment of such Loan so long as the terms of the applicable agreements and other documents do not allow such consent to be unreasonably withheld or delayed, and such Obligor shall not have such a right to consent if a payment event of default (with respect to principal or interest) with respect to such Loan or an insolvency proceeding or bankruptcy proceeding event of default (however denominated) with respect to the primary Obligor shall have occurred and be continuing, (B) prohibition on transfer to, or to a competitor or private equity sponsor of, the Obligor, or any Affiliate of any of the foregoing, (C) prohibition on transfer to any “defaulting lender” (or similar concept, however denominated) or “defaulting agent” (or similar concept, however denominated), or any Affiliate of any of the foregoing, (D) limitation on the number of transferees or lenders at any one time, (E) the right of the agent to consent to the assignment of such Loan, so long as (1) if the Loan is agented by a Person other than the Servicer or any Affiliate of the Servicer, the terms of the applicable agreements and other documents do not allow such consent to be unreasonably withheld or delayed or (2) if the Loan is agented by the Servicer or any Affiliate of the Servicer, (x) any right of the agent to consent to the assignment of such Loan by the Borrower and its assignees and successors has been waived in writing by such agent to the fullest extent that it may do so in accordance with applicable law and such waiver shall remain in effect until either (I) the Servicer or any Affiliate of the Servicer is no longer the agent or (II) the Borrower is no longer the holder, owner, purchaser or lender with respect to such Loan and the assignee or successor, if any, shall have agreed in writing to terminate such waiver, and (y) a copy of such waiver (which shall constitute a Loan Document with respect to such Loan) has been delivered to the Custodian as a part of the related Loan File, (F) prohibition on transfer to other lenders to the applicable Obligor or specified institutions or other Persons or any Affiliate of any of the foregoing, (G) prohibition on assignment to natural persons, family trusts and other personal investment vehicles, (H) prohibition on assignment to private equity, mezzanine lending and venture capital firms, (I) prohibition on assignment to lenders, or lenders that have any Affiliates, in either case that (1) are, or are deemed to be, “net short” lenders (or any similar term), or any Affiliates of any of the foregoing, (2) are in breach, or are deemed to be in breach, of any representation regarding the status of such lenders or Affiliates as “net short” lenders (or any similar term), or (3) cannot or otherwise decline to represent that such lenders or Affiliates are not “net short” lenders (or any similar term), or any Affiliates of any of the foregoing under clauses (I)(1), (2) or (3), (J) prohibition on assignment to, or to any Affiliates of, any agent or arranger in respect of such Loan that is or was, or are or were, at any time engaged directly or indirectly in a sale of the Obligor or any of the Obligor’s affiliates as a sell-side representative, and (K) any limitations on assignability which shall have been consented to by the Facility Agent in its reasonable discretion);
(b)    The definitions of “Minimum Tangible Net Worth”, “Noteless Loan”, “Permitted Covenant-Lite Loan”, “Scheduled Maturity Date” and “Scheduled Revolving Period Termination Date” contained in Annex I to the Loan Agreement are hereby amended and restated in their entireties to read, respectively, as follows:
Minimum Tangible Net Worth: With respect to the Servicer as at the end of any fiscal quarter during each fiscal year, the sum of (i) $2,300,000,000 plus (ii) 75% of the Net Proceeds of all Equity Issuances by the Servicer or any subsidiary of the Servicer (other than Equity Issuances to the Servicer or a subsidiary of the Servicer) after the Sixth Restatement Effective Date.

Noteless Loan: A Loan with respect to which (i) the underlying Loan Documents do not require the Obligor to execute and deliver a promissory note to evidence the indebtedness created under such Loan and (ii) the Borrower has not received a promissory note from such Obligor.
Permitted Covenant-Lite Loan: A Covenant-Lite Loan that either: (a) is part of a loan facility that either (i) incorporates a revolving loan that includes (x) a financial covenant (such as a leverage or fixed charge coverage covenant) or (y) a Springing Liquidity Test, or (ii) is secured by substantially all of the collateral securing a stand-alone Asset Based Revolver; or (b) (i) contains a cross default provision to, or is pari passu with, another loan by the Obligor forming part of the same loan facility that contains an Incurrence Covenant and a Maintenance Covenant and (ii) the holders of the subject Loan have the right to enforce and to exercise remedies in the event of a breach of such Incurrence Covenant or Maintenance Covenant. “Incurrence Covenant” means a covenant by the relevant Obligor to comply with one or more financial covenants only upon the occurrence of certain actions of such Obligor including, but not limited to, a debt issuance, dividend payment, share purchase, merger, acquisition or divestiture.
Scheduled Maturity Date: The first anniversary of the Revolving Period Termination Date (or, in each case if such day is not a Business Day, the next preceding Business Day).
Scheduled Revolving Period Termination Date: September 9, 2023 or such later date as mutually agreed among the Borrower, the Facility Agent, the Servicer and each Lender.
SECTION 2.    Effective Date Conditions Precedent. The amendments set forth in Section 1 above shall become effective on the date (the “Effective Date”) as of which:
(i)    the Facility Agent shall have received counterpart signature pages to this Amendment duly executed and delivered by the Borrower, the Facility Agent and the Lenders and consented to by the Servicer and the Backup Servicer;
(ii)    the Facility Agent shall have received counterpart signature pages to the Sixth Amended and Restated Lenders Fee Letter, dated as of the date hereof, duly executed and delivered by each party thereto;
(iii)    the Facility Agent shall have received counterpart signature pages to the Third Amendment to Fourth Amended and Restated Custody Agreement, dated as of the date hereof (the “Custody Agreement Amendment”), duly executed and delivered by each party thereto;
(iv)    the representations and warranties set forth in Sections 3 and 4 below shall be true and correct in all material respects as of the Effective Date, as though made on and as of such date; and

(v)    the Facility Agent shall have received such other documents, instruments, agreements, certificates and legal opinions as the Facility Agent shall reasonably request in connection with the transactions contemplated by this Agreement, on or prior to the Effective Date, each in form and substance satisfactory to the Facility Agent.
SECTION 3.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants on the date hereof and on the Effective Date that
(a)    The Borrower has the limited liability company power and authority to execute and deliver this Amendment and to carry out its terms and the terms of the Transaction Documents to which it is a party. This Amendment constitutes and, as of the Effective Date, the Loan Agreement, as amended hereby, will constitute, the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).
(b)    The representations and warranties of the Borrower contained in the Loan Agreement or in the other Transaction Documents to which the Borrower is a party are true and correct in all material respects as of the date hereof, with the same effect as though made on such date (after giving effect to this Amendment), except to the extent such representation or warranty expressly relates only to a prior date.
(c)    No Unmatured Termination Event or Revolving Period Termination Event has occurred and is continuing.
SECTION 4.    Representations and Warranties of the Servicer. The Servicer hereby represents and warrants on the date hereof and on the Effective Date that:
(a)    The Servicer has the corporate power and authority to execute and deliver this Amendment and to carry out its terms and the terms of the Transaction Documents to which it is a party. This Amendment constitutes and, as of the Effective Date, the Loan Agreement, as amended hereby, will constitute, the legal, valid and binding obligations of the Servicer enforceable against the Servicer in accordance with their respective terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).
(b)    The representations and warranties of the Servicer contained in the Loan Agreement or in the other Transaction Documents to which the Servicer is a party are true and correct in all material respects as of the date hereof, with the same effect as though made on such date (after giving effect to this Amendment), except to the extent such representation or warranty expressly relates only to a prior date.
(c)    No Unmatured Termination Event or Revolving Period Termination Event has occurred and is continuing.

SECTION 5.    Miscellaneous.
(a)    The Lenders party to this Amendment hereby consent to and direct the Facility Agent to consent to the amendments to the Custody Agreement set forth in, and direct the Facility Agent and the Documentation Agent to enter into, the Custody Agreement Amendment.
(b)    Effective as of the date hereof, (i) certain financial institutions are executing Joinder Agreements and shall become Lenders party to the Loan Agreement, (ii) certain Lenders are executing Commitment Increase Agreements and shall increase their Commitments under the Loan Agreement, (iii) certain Lenders shall decrease their Commitments, and (iv) Peapack-Gladstone Bank (the “Terminating Lender”) shall cease to be a Lender and a party to the Loan Agreement. The Borrower, the Servicer and the Lenders hereby consent to such changes, and on the date hereof each Lender and the Terminating Lender shall sell to the other Lenders (as determined by the Facility Agent), and each Lender shall purchase from the other Lenders and the Terminating Lender (as so determined by the Facility Agent) an interest in the outstanding Advances, for a purchase price equal to the portion of the principal balance sold and purchased, so that, after giving effect to such sale and purchase, as nearly as practical, the aggregate Advances funded by each Lender Group are proportional to the aggregate Commitments of the Committed Lenders in the Lender Groups.
(c)    This Amendment may be amended, modified, terminated or waived only as provided in Section 12.1 of the Loan Agreement, as amended hereby.
(d)    Except as expressly modified as contemplated hereby, the Loan Agreement is hereby confirmed to be in full force and effect in accordance with its terms and is hereby ratified and confirmed. This Amendment is intended by the parties to constitute an amendment and modification to, and otherwise to constitute a continuation of, the Loan Agreement, and is not intended by any party and shall not be construed to constitute a novation thereof or of any obligation of any party thereunder. This Amendment shall constitute a Transaction Document.
(e)    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns under the Loan Agreement.
(f)    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by electronic transmission (including via e-mail or other facsimile transmission) shall be effective as delivery of a manually executed counterpart of this Amendment.
(g)    In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(h)    This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any Fee Letters.
(i)    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AND EACH OTHER SECURED PARTY BY ITS ACCEPTANCE OF THE BENEFITS ACCORDED HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF. EACH OF THE PARTIES HERETO, THE SERVICER AND, BY ITS ACCEPTANCE OF THE BENEFITS ACCORDED HEREBY, EACH OTHER SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
(j)    TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO AND EACH OTHER SECURED PARTY, BY ITS ACCEPTANCE OF THE BENEFITS ACCORDED HEREBY, WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.
[Signature pages follow]